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                             2000 STOCK OPTION PLAN
                                       OF
                        INTERNET MULTI-MEDIA CORPORATION

1. Purpose. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of Larger personal proprietary interests in the Corporation by employees and directors of, and consultant to, the Corporation, and its Subsidiaries upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operation and by providing such employees, directors and consultants with incentives to put forth maximum effort for the success of the Corporation's business. It is anticipated that the incentives will stimulate the efforts of such employees, directors and consultants on behalf of the Corporation and its Subsidiaries, and strengthen their desire to remain with the Corporation and its Subsidiaries. It also is expected that such incentives and the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel.

2. Definitions. When used in this Plan, unless the context otherwise requires:

(a). "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation, as constituted at any time.

(b). "Chairman of Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

(c). "Corporation" shall mean Internet Multi-Media Corporation.

(d). "Eligible Persons" shall mean those person described in Section 4 who are potential recipients of Options.

(e). "Fair Market Value" on a specified date shall mean (A) the mean between the high and low sale price reported on such date on the stock exchange or market, including the National Association Securities Dealers, Inc.'s OTCBB market, if any, on which Shares are primarily traded, but if no Shares were traded on such date, then on the last previous date on which any Share was so traded, or (B) if the Shares are not listed on any stock exchange or market, than the value as established by the Board for such date using any reasonable method of valuation.

(f). "Options" shall mean the Stock Options granted pursuant to this Plan.

(g). "Plan" shall mean this 2000 Stock Option Plan of Internet Multi-Media Corporation, as adopted by the Board on June 26, 2000, as the Plan from time to time may be amended.

(h). "President" shall mean the person who at the time shall be the President of the Corporation.

(i). "Shares" shall mean a share of common stock, $0.001 par value, of the Corporation.


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(j). "Subsidiary" shall mean a wholly owned subsidiary of the Corporation.

3. Administration. The Plan shall be administered by the Board of Directors as provided herein. Determination of the Board as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Board may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may been advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem advisable to effectuate their purpose.

4. Participants. All employees and directors of, and consultants to, the Corporation or a Subsidiary, as determined by the Board, shall be eligible to receive Options under the Plan. The parties to whom Options are granted under this Plan, and the number of Shares subject to each such Option, shall be determined by the Board, in its sole discretion, subject however, to the terms and conditions of this Plan.

5. Shares. Subject to the provisions of Section 13 hereof, the Board may grant Options with respect to an aggregate of up to 850,000 Shares, all of which Shares may be either Shares held in treasury or authorized but unissued Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided herein and may again be made subject to Options.

6. Grant of Options. The number of any Options to be granted to any Eligible Person shall be determined by the Board in its sole discretion. Options may be granted to the same person at different times. The form of the Option shall be determined from time to time by the Board. A certificate of Option signed by the Chairman of the Board or President or a Vice President of the Corporation, shall be issued to each person to whom an Option is granted.

7. Purchase Price. The purchase price per Share for the Shares purchased pursuant to the exercise of an Option shall be fixed by the Board at the time of grant of the Option but shall not be less than the Fair Market Value on the date of grant; provided, however, that the purchase price per share for the Shares to be purchased shall not be less than the par value per share.

8. Duration of Options. The duration of each Option shall be determined by the Board at the time of grant; provided however that the duration of any Option shall not be more than ten years from the date of grant.


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9. Exercise of Options. Except as otherwise provided herein, options, after the grant hereof, shall be exercisable by the holder at such rate and times as may be fixed by the board at the time of grant. Notwithstanding the foregoing, all or part of any remaining unexercised Options grated to any person may be exercised upon the occurrence of such special circumstances or event as in the opinion of the Board merits special consideration.

An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect, together with the Option certificate and the full purchase price of the Shares purchased pursuant to the exercise of the Option, to the President or officer of the Corporation appointed by the President for the purchase of receiving same. Payment of the full purchase price shall be made as follows; by delivery in cash, or by check payable to the order of the Corporation; or by any other method of payment as the Board in its discretion may permit.

Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled to a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

Notwithstanding any other provision of the Plan or Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or ruling.

10. Consideration for Options. The Corporation shall obtain consideration for the grant of an Option as the board in its discretion may determine.

11. Restrictions on Transferability of Options. Options shall not be transferable, except as authorized in writing by the Board of Directors in its sole discretion.

12. Termination of Options. The options are irrevocable by the Corporation or the Board of Directors for a period of three (3) years from date of grant. After three (3) years from the date of grant, all or part of any Option, to the extent unexercised, shall terminate immediately upon the death of a holder, or the termination or cessation for any reason of the holder's employment by, or service with, the


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Corporation or any Subsidiary, except that the holder shall have three months following the cessation of employment or service, and no longer, to exercise any unexercised Option that could have been exercised on the date on which such employment or service terminated; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option.

13. Adjustment Provision. If prior to the complete exercise of the any Option there shall be declared and paid a stock dividend upon the Shares or if the Shares shall be spilt up, converted, exchanged, reclassified, or in any way substituted for, then the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder. If any such event should occur, the number of Shares with respect to which Options remain to be issued, or with respect to which Options may be reissued, shall be adjusted in a similar manner.

Notwithstanding any other provision of the Plan, in the event of a recapitalization, rights offering, separation, reorganization, or any other change in the corporate structure or outstanding Shares, the Board may make such equitable adjustments to the number of Shares and class of shares available hereunder to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

Subject to any required action of shareholders, if the Corporation shall be the surviving company in any merger or consolidation, any Options granted hereunder shall cover the securities to which a holder of the number of Shares covered by the unexercised portion of the Option would have been entitled pursuant to the terms of the merger or consolidation.

Unless otherwise provided by the Board, upon any merger or consolidation in which the Corporation is not the surviving company, a dissolution or liquidation of the Corporation or a sale of substantially all or all of its assets, all Options outstanding hereunder shall terminate, except that the surviving corporation may grant an option or options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve the rights and benefits of any Option then outstanding hereunder.

Any fractional shares or securities issuable upon the exercise of an Option as a result of any of the foregoing adjustments, may, in the discretion of the Board, be eliminated or payable in cash based upon the


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Fair Market Value of such shares or securities at the time of such exercise.

14. Issuance of Shares and Compliance with Securities Act. The Corporation may postpone the issuance and delivery of the Shares pursuant to the grant or exercise of any Option until (a) the admission of such Shares to listing on any stock exchange on which the Shares of the Corporation of the same class are then listed, and (b) the completion of such registration or other qualification of such Shares under any State of Federal law, rule, requirements or regulation as the Corporation shall determine to be necessary or advisable. Any holder of an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), to issue Shares in compliance with the provisions of the Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the grant or exercise of any Option, or may issue stop transfer orders with respect thereof.

15. Income Tax Withholding. If the Corporation a Subsidiary is required to withhold and amounts by reason of any provincial, federal, state or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of the Option, the Corporation or the Subsidiary shall be entitled to deduct or withhold such amounts from any cash or payment to be made to the holder of the Option. In any event, the holder shall make available to the Corporation or such Subsidiary, promptly when requested by the Corporation or such Subsidiary; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it deems necessary in order to have such funds made available to the Corporation or Subsidiary out of funds or property due or to become due to the holder of such Option.

16. Amendment to the Plan. Except as hereinafter provided, the Board may at any time withdraw or from time to time amend the Plan as it relates to, the terms and conditions of, any Option not therefore granted, and the Board, with the consent of the affected holder of any Option, may at any time withdraw or from time to time amend the Plan as it relates to, the terms and conditions of, any outstanding Option.

17. No Right of Employment or Service. Nothing contained herein or in an Option shall be construed to confer upon any director, employee or consultant any right to be continued in the employ or service of the Corporation or any Subsidiary or mitigate any right of the Corporation or any Subsidiary to retire, request the resignation of or discharge or otherwise cease its services arrangement with any employee or consultant at any time, with or without cause.


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18. Effective Date. The Plan is effective as of the date of adoption by the
Board of Directors of the Corporation, June 26, 2000.

19. Issuance of Options Pursuant to this Plan. The Board of Directors hereby issues the following Options to the following persons in the capacities indicated, on the 26th day of June, 2000:


            Cornelia Patterson, Director:               200,000 Shares

            Kelly Kampen, Director:                     150,000 Shares

            Michael Doodson, Director:                  300,000 Shares

            Reno J. Calabrigo, Director:                200,000 Shares

The above options are all exercisable at U. S. $0.18 per Share (Eighteen cents per Share), the fair market value as determined by this Board of Directors on June 22, 2000.



                                               /s/
                                               ----------------------------
                                               Cornelia Patterson, Director

                                               /s/
                                               ----------------------------
                                               Kelly Kampen, Director

                                               /s/
                                               ----------------------------
                                               Michael Doodson, Director

                                               /s/
                                               ----------------------------
                                               Reno J. Calabrigo, Director


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